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                                AMENDMENT TO THE
              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND AGREEMENT
                                      FOR
                                 IRA B. LAMPERT


         Amendment (this "Amendment") to the Supplemental Executive Retirement Plan and Agreement for Ira B. Lampert, dated as of January 1, 1999, by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Employer") and IRA
B. LAMPERT (the "Executive").

         Reference is made to the Supplemental Executive Retirement Plan and Agreement for Ira B. Lampert (the "Plan"), dated as of the first day of May, 1997, by and between the Employer and the Executive.

         It is agreed by the parties hereto that the Plan shall be amended as follows:

     1. The definition of "Monthly" found in Article II of the Plan shall be deleted and the following shall be substituted therefor:

               Monthly Credit - the $14,167 (increased to $18,333 as of January 1, 1999) to be credited each month to an Account pursuant to paragraph 1 of Article III.

     2. Paragraph 1 of Article III of the Plan shall be deleted and the following shall be substituted therefor:

               1. During the Term of the Employment, the Employer agrees to credit $14,167 (increased to $18,333 as of January 1, 1999) each month to a Account, and such deferred compensation shall be paid to the Executive as hereinafter provided.

     3. The foregoing amendments to the Plan shall be effective as of January 1, 1999.

               Except as amended hereby, the Plan shall continue in full force and effect.


IN WITNESS WHEREOF, this Amendment has been duly executed by the Employer and by the Executive as of the date and year first above written.


Witness:                                  CONCORD CAMERA CORP.


                                          By:
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Witness:

                                          By:
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                                                        Ira B. lampert